Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure

Note 17 — Intangible Assets and Goodwill
During 2008, Cleco Katrina/Rita acquired a $177.5 million intangible asset which includes $176.0 million for the right to bill and collect storm recovery charges from customers of Cleco Power and $1.5 million of financing costs. This intangible asset is expected to have a life of 12 years, but may have a life of up to 15 years depending on the time period required to collect the required amount from Cleco Power’s customers. The intangible asset’s expected amortization expense is based on the estimated collections from Cleco Power’s customers. At the end of its life, the asset will have no residual value. At the date of the Merger, the gross balance of the Cleco Katrina/Rita intangible asset for Cleco was adjusted to be net of accumulated amortization, as no accumulated amortization existed on the date of the Merger. During the years ended December 31, 2016, 2015, and 2014, Cleco Katrina/Rita recognized amortization expense of $16.5 million, $15.7 million, and $15.4 million, respectively, based on actual collections.
As a result of the Merger, fair value adjustments were recorded on Cleco’s Consolidated Balance Sheet for the valuation of the Cleco trade name and long-term wholesale power supply agreements. At the end of their life, these intangible assets will have no residual value. The trade name intangible asset is being amortized over its estimated economic useful life of 20 years. For the successor period April 13, 2016, through December 31, 2016, Cleco recognized amortization expense of $0.2 million on the trade name intangible asset. The intangible assets related to the power supply agreements are being amortized over the remaining life of each applicable contract ranging between 2 years and 19 years. For the successor period April 13, 2016, through December 31, 2016, Cleco recognized a reduction of revenue of $7.5 million on the intangible assets for the power supply agreements.
The following tables summarize the balances for intangible assets subject to amortization for Cleco and Cleco Power as of December 31, 2016, and 2015:

Cleco
	SUCCESSOR	PREDECESSOR
(THOUSANDS)	AT DEC. 31, 2016	AT DEC. 31, 2015
Cleco Katrina/Rita right to bill and collect storm recovery charges	$70,594	$177,537
Power supply agreements	86,726	—
Trade name	5,100	—
Gross carrying amount	162,420	177,537
Accumulated amortization	(19,786)	(102,574)
Net intangible assets subject to amortization	$142,634	$74,963

Cleco Power
(THOUSANDS)	AT DEC. 31, 2016	AT DEC. 31, 2015
Cleco Katrina/Rita right to bill and collect storm recovery charges	$177,537	$177,537
Accumulated amortization	(119,064)	(102,574)
Net intangible assets subject to amortization	$58,473	$74,963

The following tables summarize the amortization expense related to intangible assets expected to be recognized in Cleco and Cleco Power’s Statements of Income:

Cleco
EXPECTED AMORTIZATION EXPENSE	(THOUSAND)
For the year ending Dec. 31,
2017	$28,704
2018	$29,564
2019	$31,087
2020	$9,935
2021	$9,935
Thereafter	$33,409

Cleco Power
EXPECTED AMORTIZATION EXPENSE	(THOUSANDS)
For the year ending Dec. 31,
2017	$18,009
2018	$19,312
2019	$21,152

On April 13, 2016, in connection with the completion of the Merger, Cleco recognized goodwill of $1.49 billion. Management has assigned goodwill to Cleco’s reportable segment, Cleco Power. For more information about Cleco’s policy on goodwill, see Note 2 — “Summary of Significant Accounting Policies — Goodwill.”
For more information about the Merger related adjustments, see Note 3 — “Business Combinations.”